Austin Global Equity Fund

Supplement dated December 17, 2008 to Prospectus dated August 1, 2008

Austin Investment Management, Inc. (“Austin”) serves as the investment adviser to the Austin Global Equity Fund (the “Fund”), a series of Forum Funds (the “Trust”), pursuant to an Investment Advisory Agreement (the “Agreement”) between Austin and the Trust with respect to the Fund. Austin and Beck, Mack & Oliver LLC (“BM&O”) have proposed a transaction which, if completed, would result in Austin and BM&O combining their operations (the “Transaction”). BM&O is a New York based registered investment adviser founded in 1931 with approximately $3.0 billion of assets under management. It is anticipated that the Transaction will close in February 2009.

The consummation of the Transaction would result in an assignment and therefore an automatic termination of the Agreement. At a meeting of the Trust’s Board of Trustees (the “Board”) held on December 12, 2008, the Board unanimously approved a new investment advisory agreement between BM&O and the Trust with respect to the Fund (the “New Agreement”). Following the Transaction, Messrs. Vlachos and Rappa will continue as Portfolio Managers of the Fund. The New Agreement will not result in any changes to Fund’s advisory fee, investment objective, investment strategies, or the investment adviser’s management process.

The New Agreement is subject to the approval of the Fund’s shareholders. Such approval is also a condition to the consummation of the Transaction. It is anticipated that a shareholder meeting will be held in late January or early February, 2009 for the purpose of voting on such approval. Proxy materials containing more information regarding BM&O and the Transaction will be sent to shareholders in January 2009.

For more information, please contact the Fund at (800) 943-6786.